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                        GREAT HALL INVESTMENT FUNDS, INC.

                Great Hall Prime Money Market Fund ("Prime Fund")
        Great Hall U.S. Government Money Market Fund ("Government Fund")
             Great Hall Tax-Free Money Market Fund ("Tax-Free Fund")

                      SUPPLEMENT DATED FEBRUARY 10, 2004 TO
         THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2003


The following changes are made on page B-9 within the list of fundamental policies of Prime Fund, Government Fund and Tax-Fee Fund:

The "or" is deleted from the end of item (12), the "." is replaced with "; or" at the end of item (13), and the following is added as new item (14) immediately after existing item (13):

(14) issue any class of senior securities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.